UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 12, 2017

Commission file number 1-13163

YUM! BRANDS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2017, Yum! Brands, Inc., a North Carolina corporation (the “Company”) and certain subsidiaries that operate the Company’s KFC, Pizza Hut and Taco Bell businesses entered into a Purchase Agreement (the “Purchase Agreement”) with Goldman Sachs & Co. LLC, on behalf of itself and the initial purchasers named therein, under which three subsidiaries, KFC Holding Co., Pizza Hut Holdings, LLC and Taco Bell of America, LLC, as co-issuers (collectively, the “Issuers”), have agreed to jointly issue and sell $750 million aggregate principal amount of the Issuers’ 4.75% Senior Notes due 2027 (the “Notes”) and the Company and the subsidiary guarantors named therein (collectively, the “Guarantors”) have agreed, jointly and severally, to guarantee the Notes on a senior unsecured basis. The closing of the sale of the Notes is scheduled for June 15, 2017 and subject to customary closing conditions specified in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and agreements by the Issuers and the Guarantors. Under the terms of the Purchase Agreement, the Issuers and the Guarantors have agreed to indemnify the initial purchasers against certain liabilities.

The summary of the Purchase Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the text of the form of the Purchase Agreement, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On June 12, 2017, the Company issued a press release announcing the commencement of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on June 12, 2017, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

10.1

Purchase Agreement dated June 12, 2017 among KFC Holding Co., Pizza Hut Holdings, LLC, Taco Bell of America, LLC, the Guarantors named therein and Goldman Sachs & Co. LLC, as representative of the purchasers named therein.

99.1	Press Release issued by the Company on June 12, 2017 announcing the commencement of the offering of the Notes.

99.2	Press Release issued by the Company on June 12, 2017 announcing pricing of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.

(Registrant)

Date: June 12, 2017	/s/ Keith Siegner
Vice President, Investor Relations, Corporate Strategy and
Treasurer